UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2004

                                   [LOGO] SRS

                                 SRS LABS, INC.
             (Exact Name of registrant as specified in its charter)


               Delaware                   0-21123             33-0714264
    ----------------------------        ------------      --------------------
    (State or other jurisdiction        (Commission          (IRS Employer
           of incorporation)             File Number)      Identification No.)


                 2909 Daimler Street
                Santa Ana, California                             92705
       ---------------------------------------                  ----------
       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (949) 442-1070


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure.

On August 2, 2004, SRS Labs, Inc. issued a press release announcing that the Company's executive vice president of licensing and general manager, Ted Franceschi has left the company to pursue other opportunities. A copy of the press release is filed herewith as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------
99                Press Release dated as of August 2, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SRS LABS, INC,
                                       a Delaware corporation


Date: August 2, 2004                   By:    /S/ THOMAS C. K. YUEN
                                          ------------------------------------
                                                  Thomas C. K. Yuen
                                           Chairman of the Board and Chief
                                           Executive Officer